UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2014 (November 21, 2014)

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

350 North Orleans Street, 1st Floor
Chicago, Illinois 60654
(Address of principal executive offices, including zip code)

(312) 565-6868
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

Effective November 21, 2014, Michael W. Ferro, Jr. has rejoined Merge Healthcare Incorporated’s (the “Company’s”) Board of Directors as its non-Executive Chairperson.  The Company believes that its positive recent financial performance, coupled with a shifting competitive market landscape and changing macro-economic forces, have resulted in a variety of opportunities for both organic and strategic growth.  Mr. Ferro, along with Merge’s senior management and other outside Directors, will lead the Company’s consideration of additional investments in its core software solutions and other value-enhancing alternatives in its key markets.   In connection with Mr. Ferro’s appointment to the Company’s Board of Directors, the Company increased the size of the Board of Directors from 7 to 8 in accordance with Section 3.01 of the Company’s bylaws.  Dennis Brown, who served as the Chairperson of the Board of Directors from August 26, 2013 to November 21, 2014, will remain a member of the Board of Directors.

Mr. Ferro, 48, previously served as a Director and Chairperson of the Company’s Board of Directors from June 4, 2008 to August 26, 2013. Since May 2007, Mr. Ferro has served as chairman and chief executive officer of Merrick Ventures, LLC (“Merrick Ventures”) a private investment firm. From June 1996 until October 2006, Mr. Ferro served as chief executive officer and chairman of the board of Click Commerce, Inc. Mr. Ferro is currently a member of the board of trustees of the Chicago Museum of Science and Industry, The Field Museum of Chicago, and Northwestern University. He also serves on the boards of directors of The Chicago Community Trust, Children’s Memorial Hospital, The Joffrey Ballet of Chicago, the Lyric Opera of Chicago, Northwestern Memorial Foundation, Big Shoulders Fund, After School Matters, Wrapports, LLC, Economic Club of Chicago and the Renaissance School Fund. Mr. Ferro holds a B.A. from the University of Illinois.

The section of the Company's definitive Proxy Statement, both dated and filed with the Securities and Exchange Commission on April 28, 2014 (File No. 001-33006), entitled “Transactions with Related Persons,” at page 11 through 12, is incorporated by reference herein.

Cautionary Notice Regarding Forward-Looking Statements

The matters discussed in this report may include forward-looking statements, which could involve a number of risks and uncertainties. When used in this press release, the words “will,” “believes,” “intends,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied by, such forward-looking statements. The potential risks and uncertainties include those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2013, which is on file with the SEC and are available on our investor relations website at merge.com and on the SEC website at www.sec.gov. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED
(Registrant)

Date: November 24, 2014	By:	/s/ Justin C. Dearborn
	Name:	Justin C. Dearborn
	Title:	Chief Executive Officer